EXHIBIT 1

                    GUARANTEED TRADE TRUST 1997-A
                           US$147,882,628
                6.104% Guaranteed Trade Certificates
                            Series 1997-A
                       UNDERWRITING AGREEMENT


                                          November 21, 1997


Citicorp Securities, Inc.
399 Park Avenue
New York, New York  10043

Ladies and Gentlemen:

            Citicorp North America, Inc. (the "Depositor") proposes to sell and assign a Promissory Note in the outstanding principal amount of US$147,882,628.79 (the "Promissory Note") to be issued by Empresa Colombiana de Petroleos, a wholly-owned industrial and commercial enterprise of the State of National Order created under the laws of the Republic of Colombia (the "Borrower"), having the guarantee legend (the "Guarantee Legend") evidencing the guarantee (the "Guarantee") of the Export- Import Bank of the United States ("Eximbank") endorsed thereon, to Guaranteed Trade Trust 1997-A (the "Trust") and to deliver to you (the "Underwriter") US$147,882,628 aggregate principal amount of 6.104% Guaranteed Trade Certificates, Series 1997-A (the "Certificates") evidenc ing interests in the Trust.

            The Promissory Note will be delivered to Citibank, N.A., acting through its Nassau Branch (the "Lender") pursuant to a Credit Agreement, dated as of April 1, 1996, as it shall be amended prior to or on the Closing Date (the "Credit Agreement"), among the Borrow er, Eximbank and the Lender. The Guarantee Legend will be endorsed on the Promissory Note pursuant to a Guaran tee Agreement, dated as of April 1, 1996, as it shall be amended prior to or on the Closing Date (the "Eximbank Guarantee Agreement"), between Eximbank and the Lender. The Promissory Note, together with the related rights under the Credit Agreement and the Eximbank Guarantee Agreement but less all rights to receive penalty interest thereon, will be purchased by the Depositor from the Lender pursuant to a Transfer Agreement, to be dated November 26, 1997 (the "Transfer Agreement") and in turn sold and assigned to the Trust by the Depositor pursuant to a Declaration of Trust (the "Declaration"), comprised of the Master Terms of Trust dated as of November 26, 1997 and the Supplement to the Declaration of Trust, to be dated as of November 26, 1997 (the "Supplement"), each between the Depositor and Citibank, N.A., as trustee (the "Trustee").

            Simultaneously with the sale and assignment of the Promissory Note, pursuant to the Declaration (i) the Trust will be established by the Trustee and the Depositor and (ii) the Certificates will be issued to the Depositor. The Certificates will represent undivided interests in the assets of the Trust and will be sold pursuant to this Agreement.

            In order to provide for the timely payment of principal of and interest on the Certificates, the Depositor will deliver to the Trust a Liquidity Reimbursement Agreement dated as of November 26, 1997 (the "Liquidity Reimbursement Agreement"), between Citibank, N.A., acting through its Nassau Branch (the "Provider") and the Trustee, pursuant to which the Provider will agree to make liquidity advances to the Trust. In order to evidence the obligation of the Borrower to repay any advances made by the Provider under the Liquidity Reimbursement Agreement, the Borrower will enter into a Letter Agreement, dated November 26, 1997 (the "Letter Agreement") with the Provider and deliver to the Provider a Reimbursement Promissory Note dated November 26, 1997 (the "Reimburse ment Promissory Note") pursuant to the Letter Agreement.

            Capitalized terms used herein without definition shall have the meanings set forth in the Prospectus (as hereinafter defined).

            SECTION 1.  Representations and Warranties of
the Depositor and the Borrower. (a) The Depositor represents and warrants to, and agrees with, the Under writer that:

                  (i) A registration statement on Form S-3 (No. 333-28935) including a prospectus and such amendments thereto as may have been required to the date hereof, relating to the Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "Commission") and such registration statement as amended has become effective. No stop order suspending the effectiveness of such registration statement has been issued, and no proceeding for that purpose has been initiat ed or threatened by the Commission. Such regis tration statement as amended and any preliminary prospectus relating to the Certificates included in such registration statement or filed with the Com mission pursuant to Rule 424(a) under the Act and the prospectus relating to the sale of Certificates by the Depositor constituting a part thereof as from time to time amended or supplemented (including any prospectus filed with the Commission pursuant to Rule 424(b) or (c) of the rules and regulations of the Commission under the Act (the "Rules and Regula tions") or any prospectus which pursuant to Rule 429 of the Rules and Regulations relates to Certificates registered under more than one registration statement including the Registration Statement), includ ing all documents incorporated therein by reference, are respectively referred to herein as the "Registration Statement", the "Preliminary Prospectus" and the "Prospectus"; provided, however, only the supplement to the Prospectus prepared pursuant to Sec tion 5(i) hereof shall be deemed to have supplemented the Prospectus. The conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3 (subject to satisfaction of the security rating requirement set forth in Transaction Requirement B.2 thereof), and the conditions to Rule 415 under the Act, have been satisfied with respect to the Deposi tor and the Registration Statement.

                  (ii) On the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the Closing Date, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regul tions, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated there in or necessary to make the statements therein not misleading. Each of the documents incorporated into the Registration Statement or the Prospectus by reference to such document as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the time it was or will be filed with the Commission under the Exchange Act, complied and will comply in all material respects with the provisions of the Exchange Act and, when read together with the other information in the Registration Statement and the Prospectus, does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Borrower or the Underwriter specifically for use therein.

                  (iii) The Depositor is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and conduct its business as presently conducted and to execute, deliver and perform this Agreement, the Declaration and the Transfer Agree ment, to purchase the Promissory Note from the Lender, to deposit the Promissory Note with the Guarantee Legend endorsed thereon in the Trust, to assign all its rights in the Promissory Note, the Credit Agreement and the Eximbank Guarantee Agreement to the Trust, and to consummate the transactions contemplated hereby and thereby.

                  (iv) The execution, delivery and performance by the Depositor of this Agreement, the Transfer Agreement and the Declaration and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action or proceedings.

                  (v) This Agreement has been and, as of the Closing Date, the Declaration and the Transfer Agreement will have been, duly executed and delivered by the Depositor. On the Closing Date the Declaration and the Transfer Agreement will constitute valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms.

                  (vi) The Depositor has authorized the sale of the Promissory Note with the Guarantee Legend endorsed thereon to the Trust, and, on the Closing Date, the Promissory Note with the Guarantee Legend endorsed thereon and all the Depositor's rights in the Credit Agreement, the Guarantee and the Eximbank Guarantee Agreement will have been conveyed to the Trust.

                  (vii) On the Closing Date, the Trust will have good title to the Promissory Note with the Guarantee Legend endorsed thereon, and will have ac quired all the Depositor's rights in the Credit Agreement, the Guarantee and the Eximbank Guarantee Agreement, in each case free and clear of all prior liens, charges and encumbrances.

                  (viii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Declaration and the Transfer Agreement by the Depositor shall have been paid or will be paid by the Depositor on or prior to the Closing Date to the extent then due.

                  (ix) On the Closing Date, the Certificates will conform in all material respects to the description thereof contained in the Prospectus.

                  (x) The Depositor has received no notice from Eximbank to the effect that the guarantee of Eximbank has been or will be revoked, rescinded, modified or suspended.

                  (xi) Neither the execution, delivery or performance by the Depositor of this Agreement, the Declaration or the Transfer Agreement, nor the ful fillment by the Depositor of the terms hereof or thereof, violates any provision of the federal laws of the United States or violates any order of any court of the United States which violation would reasonably be likely to have a material adverse effect on the Depositor's ability to perform its obligations hereunder or thereunder.

                  (xii) There is no action, suit or pro ceeding pending, or, to the knowledge of the Deposi tor, threatened against the Depositor, and no other action, suit, or proceeding known to the Depositor is pending before any court or administrative agen cy, challenging the validity or enforceability of this Agreement, the Declaration, the Transfer Agree ment, the Credit Agreement, the Guarantee or the Eximbank Guarantee Agreement, or the transactions contemplated hereby or thereby, or which would reasonably be likely to have a material adverse effect on the Depositor's ability to perform its obligations hereunder or thereunder.

            (b) The Borrower represents and warrants to, and agrees with, the Underwriter that:

                  (i) The Borrower is duly organized and existing in good standing under the laws of the Republic of Colombia with all requisite power and authority to execute, deliver and perform this Agreement, the Credit Agreement and the Letter Agreement, to deliver the Promissory Note to the Lender and the Reimbursement Promissory Note to the Provider, and to consummate the transactions contem plated hereby and thereby.

                  (ii) The execution, delivery and performance by the Borrower of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement and the Reimbursement Promissory Note and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings.

                  (iii) This Agreement has been duly executed and delivered by the Borrower.

                  (iv) The Credit Agreement has been duly executed and delivered by the Borrower and constitutes a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (v) On the Closing Date, the Letter Agreement will have been duly executed and delivered by the Borrower and will constitute a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (vi) On the Closing Date, the Promissory Note will have been duly executed and delivered by the Borrower and will constitute a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms and the Prom issory Note will be entitled to the benefits of the Credit Agreement.

                  (vii) On the Closing Date, the Reimburse ment Promissory Note will have been duly executed and delivered by the Borrower and will constitute a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms and the Reimbursement Promissory Note will be entitled to the benefits of the Letter Agreement.

                  (viii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement and the Reimbursement Promissory Note by the Borrower shall have been paid or will be paid by the Borrower at or prior to the Closing Date to the extent then due.

                  (ix) On the Closing Date, when validly executed, issued and delivered in accordance with the Credit Agreement and conveyed to the Lender and when the Guarantee Legend is endorsed thereon by Eximbank, the Promissory Note will conform in all material respects to the description thereof contained in the Prospectus.

                  (x) The Credit Agreement and the Letter Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (xi) The Borrower has received no notice from Eximbank to the effect that the Guarantee, the Eximbank Guarantee Agreement or the Guarantee Legend on the Promissory Note has been or will be revoked, rescinded, modified or suspended.

                  (xii) On the date when the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b), on the date when the Prospectus is otherwise amended or supplemented and on the Closing Date, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements with respect to the Borrower required to be stated therein in accordance with the Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein with respect to the Borrower, in the light of the circumstances under which they were made, not misleading.

                  (xiii) Neither the execution, delivery or performance by the Borrower of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement or the Reimbursement Promissory Note, nor the fulfillment by the Borrower of the terms hereof or thereof, violates any provision of the laws of the United States or the Republic of Colombia or violates any order of any court of the United States or the Republic of Colombia which violation would reasonably be likely to have a material adverse effect on the Borrower's ability to perform its obligations hereunder or thereunder.

                  (xiv) There is no action, suit or proceeding pending, or, to the knowledge of the Borrow er, threatened against the Borrower, and no other action, suit, or proceeding known to the Borrower is pending before any court or administrative agency, challenging the validity or enforceability of this Agreement, the Promissory Note, the Credit Agree ment, the Letter Agreement or the Reimbursement Promissory Note, or the transactions contemplated hereby or thereby, or which action, suit or proceed ing would reasonably be likely to have a material adverse effect on the Borrower's ability to perform its obligations hereunder or thereunder.

            SECTION 2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties of the Depositor and the Borrower herein set forth, the Depositor agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Depositor, at a purchase price of 100% of the aggregate initial Principal Amount of the Certificates, all of the Certificates.

            SECTION 3. Delivery and Payment. Delivery of and payment for the Certificates shall be made at 10:00 a.m., New York City time, on November 26, 1997, or at such later date and time as the Underwriter shall establish in consultation with the Depositor and the Borrower and counsel to the Borrower (such date and time of delivery and payment for the Certificates being herein called the "Closing Date"). Delivery of one or more global certificates representing the Certificates shall be made to the Underwriter against payment by the Underwriter of the purchase price therefor, to or upon the order of the Depositor by one or more wire transfers or certified or official bank check or checks payable in immediately available (same day) funds. Delivery of the global cer tificate(s) representing the Certificates shall be made at such location as the Underwriter shall reasonably designate at least two business days in advance of the Closing Date. Payment for the Certificates shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York. The global certificate(s) representing the Certificates shall be registered in the name of Cede & Co., as nominee for the Depository Trust Company ("DTC").

            The global certificate(s) shall be available for inspection and checking by the Underwriter in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

            Simultaneously with the receipt by the Depositor of the purchase price for the Certificates from the Underwriter, the Depositor shall, against receipt of the Promissory Note from the Borrower pursuant to the Credit Agreement, by one or more wire transfers or certified or official bank check or checks payable in immediately available (same day) funds pay to the Underwriter its underwriting commission of US$443,648.00.

            SECTION 4. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Certificates for sale to the public as set forth in the Prospectus.

            SECTION 5. Covenants of the Depositor. The Depositor covenants and agrees with the Underwriter and the Borrower that:

                  (i) Immediately following the execution of this Agreement, the Depositor will prepare a prospectus supplement setting forth the principal amount of Certificates covered thereby, the interest rate to be borne by the Certificates, the identity of the Borrower, and such other terms not otherwise specified in the base prospectus included in the Registration Statement as in effect with respect to the Certificates, the price at which the Certificates are to be purchased by the Underwriter from the Depositor, either the initial public offering price or the method by which will be determined the price at which the Certificates are to be sold, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other infor mation as the Underwriter, the Borrower and the Depositor deem appropriate in connection with the offering of the Certificates, but the Depositor will not file any amendments to the Registration State ment as in effect with respect to the Certificates, or any amendments or supplements to the Prospectus, of which the Borrower and the Underwriter shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Borrower and the Underwriter shall not have given their consent (which consent shall not unreasonably be withheld). The Depositor will notify the Borrower and the Underwriter and their respective counsel immediately (and confirm such notice in writing) (i) when notice is received from the Commission that any post-effective amendment to the Registration Statement has become or will become effective, (ii) of the receipt of any comments (whether written or oral) from the Commission, and (iii) of any order or communication suspending or preventing, or threaten ing to suspend or prevent, the offer and sale of the Certificates, or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any authority administering any state securities or Blue Sky law, as soon as the Depositor is advised thereof, and will use its best efforts to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued. At least five days in advance of their filing, the Depositor will deliver to you copies of any documents which will be incorporated into the Registration Statement or Prospectus by reference.

                  (ii) The Depositor will advise the Under writer, the Borrower and their respective counsel promptly after receiving notice, or obtaining knowl edge thereof (and if requested by the Underwriter or the Borrower will confirm such advice in writing), of (A) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (B) the issuance by the Commission of any stop order suspending the effec tiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the institution, threatening or contem plation of any proceedings for any such purpose, (C) the suspension of the qualification or exemption from qualification of the Certificates for offering or sale in any jurisdiction or the institution, threatening or contemplation of any proceedings for any such purpose, or (D) any request made by the Commission for amending the Registration Statement, for amending or supplementing any Preliminary Prospectus or the Prospectus or for additional informa tion. The Depositor will use its reasonable efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (iii) The Depositor will arrange for the registration or qualification of the Certificates for offering and sale and the determination of their eligibility for investment under the securities or blue sky laws of such jurisdictions as the Underwriter may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Certificates, provided, however, that in connection therewith the Depositor shall not be required to qualify to do business as a foreign corporation or as a broker-dealer or to execute a general consent to service of process in any jurisdiction.

                  (iv) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereun der or any other law, the Depositor, on behalf of the Trust, subject to Section 5(i) hereof, will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance; provided that the Depositor shall not file any such amend ment or supplement of which the Borrower, the Underwriter and their respective counsel shall not previously have been advised and furnished with a copy for a reasonable time prior to the proposed filing and as to which filing the Borrower or the Underwri ter shall not have given their consent (which con sent shall not unreasonably be withheld).

                  (v) The Depositor will provide to the Borrower, to the Underwriter and their respective counsel, without charge, a conformed copy of the registration statement originally filed with respect to the Certificates and each amendment thereto, including any post-effective amendment thereto (in each case including any financial statements and schedules and exhibits thereto and documents incor porated by reference therein (including exhibits incorporated therein by reference to the extent not previously furnished to the Underwriter)).

                  (vi) So long as a prospectus relating to the Certificates is required to be delivered under the Act, the Depositor will provide, or cause to be provided, as many copies of each Preliminary Pro spectus or the Prospectus or any amendment or sup plement thereto as the Underwriter may reasonably request. The Depositor consents to the use of the Preliminary Prospectus and the Prospectus and any amendment or supplement thereto by the Underwriter and by all dealers to whom the Certificates may be sold, both in connection with the offering or sale of the Certificates contemplated herein and for such period of time thereafter as delivery of a prospec tus relating to the Certificates is required under the Act. The Depositor will provide or cause to be provided to the Underwriter, the Borrower and their respective counsel, a copy of any Report on Form SR filed by the Depositor as required by Rule 463 under the Act.

                  (vii) The Depositor will cause the Trust, as soon as practicable, to make generally available to its Certificateholders and to the Underwriter a statement or statements of the Trust that satisfies the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

                  (viii) The Depositor will cause the Trust to apply the net proceeds from the sale of the Certificates as set forth under "Use of Proceeds" in the Prospectus.

            SECTION 6.  Expenses.

            (a) Subject to the limitations set forth in the letter agreement dated April 16, 1997 (the "Commit ment Letter"), between the Borrower and the Underwriter, the Depositor will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, but not limited to, all costs and expenses of (i) the printing or other produc tion of documents (including word processing and duplication) with respect to such transactions, including any costs of printing any amendment to the Registration Statement filed with respect to the Certificates and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, the Declaration, this Agreement, any dealer agreement and such other agreements related to the distribution of the Certificates and any Blue Sky or legal investment memorandum (which shall include the reasonable disbursements of counsel for the Underwriter in respect thereof), (ii) all arrangements relating to the delivery to the Underwriter and to the dealers to whom the Certificates may be sold of copies of the foregoing documents, (iii) the fees and disbursements of the counsel and any other experts or advisers retained by the Depositor, (iv) preparation, issuance and delivery to the Underwriter of any certifi cates evidencing the Certificates, (v) the qualification of the Certificates and determination of their eligibility for investment under state securities and Blue Sky laws, including filing fees, and fees and disbursements of counsel for the Underwriter relating thereto, (vi) the fees and, if required by the Trustee, disbursements of the Trustee, (vii) the filing fees of the Commission relating to the Certificates, (viii) any fees charged by investment rating agencies for the rating of the Certificates, (ix) the fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP or other counsel for the Under writer.

            (b) If the sale of the Certificates provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Borrower to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Underwriter, subject to the limitations set forth in the Commitment Letter, the Borrower will reimburse the Underwriter promptly upon demand for all out-of-pocket expenses (including reason able fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Certificates. The Borrower shall not in any event be liable to the Underwriter for the loss of anticipated profits from the transactions covered by this Agreement.

            SECTION 7. Conditions of Underwriter's Obligation. The obligations of the Underwriter to purchase and pay for the Certificates shall be subject, in the Under writer's sole discretion, to the accuracy of the representations and warranties of the Depositor and the Borrower contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Depositor and the Borrower made in any certificates delivered pursuant to the provisions hereof, to the performance by the Depositor and the Borrower of their obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment shall have been declared effective not later than 11 A.M., New York City time, on the date on which the amendment to the registration statement originally filed with respect to the Certificates or to the Registration Statement, as the case may be, containing information regard ing the initial public offering price of the Certificates has been filed with the Commission, or such later time and date as shall have been consented to by the Underwriter; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commis sion in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Depositor or the Underwriter, shall be contemplated by the Commission; and the Depositor shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

            (b) The Underwriter shall have received an opinion dated the Closing Date of Herney Torrente, Colombian counsel to the Borrower, to the effect that:

                  (i) The Borrower is duly organized and existing in good standing under the laws of the Republic of Colombia and has full power, authority and legal right to incur the indebtedness and obligations provided for in the Credit Agreement, the Promissory Note, this Agreement, the Letter Agree ment and the Reimbursement Promissory Note, and has taken all legal and other action necessary to autho rize it to execute and deliver this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement and the Reimbursement Promissory Note and perform and observe the terms and conditions of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement and the Reimbursement Promissory Note.

                  (ii) All authorizations, registrations and approvals (including any foreign exchange ap proval with respect to the availability and transfer of Dollars necessary to make all required payments under the Promissory Note, the Credit Agreement, the Letter Agreement and the Reimbursement Promissory Note) of, or filings or registrations with the Republic of Colombia, or of any governmental agency thereof or therein, together with any third-party consents, which are necessary or advisable for the execution, delivery and performance of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement and the Reimbursement Promissory Note or for the validity, binding effect and enforceability hereof or thereof have been obtained and are binding and enforceable and in full force and effect.

                  (iii) No constitutional provision, law, ordinance, decree or regulation of the Government of Colombia, or any agency, department or instrumental ity thereof, no provision of any charter, by-law or similar instrument of the Borrower and no provision of any agreement or other instrument binding on the Borrower or to which it or its properties or revenues may be subject is or will be contravened by its execution and delivery of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agree ment or the Reimbursement Promissory Note or its performance and observance of terms and conditions of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement or the Reimbursement Promissory Note.

                  (iv) There is no pending or, to the best of the knowledge of such counsel, threatened action or proceeding affecting the Borrower before any court, governmental agency, international organiza tion or arbitrator, which (i) questions or could affect the legality, validity, binding effect or enforceability of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement or the Reimbursement Promissory Note, (ii) might re strain or enjoin or have the effect of restraining or enjoining its performance or observance of the terms and the conditions of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement or the Reimbursement Promissory Note or (iii) may individually or in the aggregate material ly and adversely affect the financial condition or operations of the Borrower.

                  (v) The submission to jurisdiction and waiver of sovereign immunity by the Borrower set forth in Sections 14 and 15 of this Agreement, respectively, are both effective and irrevocably binding on the Borrower.

                  (vi) No consent, license, approval or authorization of, or registration, recording or filing with, the Government of Colombia or any court, agency, department or other administrative authority or instrumentality of the Government of Colombia or any local or other governmental authority within Colombia is required for the execution, delivery or performance of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement or the Reimbursement Promissory Note by the Borrower or for the validity, enforceability, priority or admissibility hereof and thereof.

                  (vii) The waiver of immunity by the Borrower, the appointment of the Process Agent for service of process, the consent by the Borrower to the jurisdiction of the courts specified and the provision that the law of the State of New York shall govern this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement and the Reimbursement Promissory Note, all as provided in this Agreement, the Credit Agreement and the Letter Agreement, are irrevocably binding on the Borrower and are valid under the laws of the Republic of Colombia.

                  (viii) This Agreement, the Credit Agreement and the Letter Agreement are, and the Promissory Note and the Reimbursement Promissory Note, when delivered by the Borrower under the Credit Agreement and the Letter Agreement, respectively, will be, in proper legal form under the laws of the Republic of Colombia for the most expeditious enforcement there of against the Borrower in the courts of the Republic of Colombia and any judgment obtained in the courts of New York will be recognized and enforced.

                  (ix) The Depositor and the Underwriter are not prevented from entering into this Agreement by reason of any of the prohibitions and incompatibilities mentioned in Law 80 of 1993 of the Republic of Colombia.

            In rendering the opinions set forth above, such counsel may assume and state that he has not independently verified (i) the authenticity of all documents submitted to him as originals and the conformity to the origi nals of all documents submitted to him as copies,
(ii) that the execution and delivery of the Credit Agreement and the Letter Agreement have been duly authorized by each of the parties thereto (other than the Borrower) and that each of the parties thereto (other than the Borrower) has full power, authority and legal right to enter into each such agreement and to perform its obligations thereunder, and
(iii) that the Credit Agreement and the Letter Agreement have been duly executed and delivered by each of the parties thereto (other than the Borrower). Such counsel may also assume that the Credit Agreement, the Promissory Note, the Letter Agreement and the Reimbursement Promissory Note are legal, valid, binding and enforceable under New York law.

            In rendering such opinions, such counsel may limit his opinions to matters governed by the laws of the Republic of Colombia.

            (c) The Underwriter shall have received an opinion, dated the Closing Date, of Cleary, Gottlieb, Steen & Hamilton, special New York counsel to the Borrow er, to the effect that:

                  (i) The Credit Agreement, the Promissory Note, the Letter Agreement and the Reimbursement Promissory Note are the valid and binding obliga tions of the Borrower, enforceable against the Borrower in accordance with their respective terms, the Promissory Note is entitled to the benefits of the Credit Agreement and the Reimbursement Promisso ry Note is entitled to the benefits of the Letter Agreement.

                  (ii) The execution and delivery of the Credit Agreement, this Agreement, the Promissory Note, the Letter Agreement and the Reimbursement Promissory Note by the Borrower and the performance by the Borrower of its obligations therein and herein contemplated do not require the consent, approval, authorization, registration or qualifica tion of or with any federal or New York State governmental authority, except such as have been obtained or effected (except as to any consent, ap proval, authorization, registration or qualification that may be required under United States securities laws and state securities or Blue Sky laws, as to which such counsel need express no opinion).

            In addition, such counsel shall state that, based on inquiry of lawyers currently with such law firm who, according to the records of such law firm, have performed legal services for the Borrower since January 1, 1997, such counsel know of no legal or governmental proceedings pending to which the Borrower is a party or threatened against the Borrower, (A) asserting the inval idity of this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement or the Reimbursement Promissory Note or (B) seeking to prevent the performance of any of the transactions contemplated by this Agreement, the Promissory Note, the Credit Agreement, the Letter Agreement or the Reimbursement Promissory Note; provided that such counsel may regard any legal or governmental proceedings not to be threatened unless the potential litigant or governmental authority has manifested to such counsel a present intention to initiate such proceedings.

            In rendering the opinions expressed above, such counsel may assume (i) the authenticity of all documents submitted to them as originals and the conformity to originals of all documents submitted to them as copies, (ii) that the signatures on all documents that they have examined are genuine, (iii) each party (including the Borrower) to this Agreement, the Credit Agreement, the Promissory Note, the Letter Agreement and the Reimburse ment Promissory Note has satisfied those legal require ments that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to the Borrower regarding matters of the federal law of the United States of America or the law of the State of New York), and (iv) the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of Ecopetrol in the Credit Agreement, this Agreement and the Letter Agreement.

            In addition, such counsel may state that (i) the opinion expressed in paragraph (i) above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, to general principles of equity and to judicial application of foreign laws or governmental actions affecting creditors' rights, (ii) the enforceability of the obligations of the Borrower under the Credit Agreement, the Promissory Note, the Letter Agreement and the Reimbursement Promissory Note are subject to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law), (iii) the enforceability in the United States of the waiver by the Company of its immunities from court jurisdiction and from legal process, as set forth in the Letter Agreement and the Credit Agreement, is subject to the limitations imposed by the United States Foreign Sovereign Immunities Act of 1976 and (iv) the enforceability of the indemnification provisions set forth in the Letter Agreement may be subject to considerations of public policy.

            In rendering such opinions, such counsel may state that they
(i) express on opinion as to Section 14 of this Agreement as to the subject matter jurisdiction base of any United States federal court to adjudicate any action relating to such agreement where jurisdiction based on diversity of citizenship under 20 U.S.C. ss. 1332 does not exist, (ii) note that the designation in such Section 14 of the federal courts of the United States for the Southern District of New York as one of the venues for legal actions or proceedings relating to this Agreement is (notwithstanding the waiver in Section 14 of this Agreement) subject to the power of such courts to trans fer actions pursuant to U.S.C. ss.1404(a) or to dismiss such actions or proceedings on the grounds that such a federal court is an inconvenient forum for such action or proceeding, and (iii) express no opinion as to Section 9.11 of the Credit Agreement relating to the continuing validity and enforceability of provisions in the Credit Agreement notwithstanding the ineffectiveness of other provisions.

            In rendering such opinions, such counsel may limit their opinions to the federal law of the United States of America and the law of the State of New York.

            (d) The Underwriter shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Trust and the Depositor, to the effect that:

                  (i) The Depositor is a corporation duly incorporated and validly existing under the laws of the State of Delaware with all requisite corporate power and authority to execute, deliver and perform its obligations under the Transfer Agreement, this Agreement and the Declaration.

                  (ii) The Declaration is a valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights gener ally, and (b) general principles of equity (regard less of whether enforceability is considered in a proceeding at law or in equity).

                  (iii) The Certificates, when duly and validly executed and authenticated by the Trustee in the manner contemplated by the Declaration and delivered to and paid for by the Underwriter pursuant to this Agreement, will be validly issued and outstanding and entitled to the benefits of the Declaration.

                  (iv) The statements contained in the Prospectus under the captions "The Eximbank Guaran tees", "The Promissory Note", "The Promissory Notes", "The Credit Agreements", "Description of the Certificates", "The Liquidity Facility" and "The Liquidity Facilities", insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents.

                  (v) The Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder, except that in each case such counsel need express no opinion as to financial statements, schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement, and such counsel need assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except to the extent set forth in Sections 7(d)(iv) and (viii) hereof.

                  (vi) The Declaration is not required to be qualified under the Trust Indenture Act of 1939, as amended.

                  (vii) The Trust is not an "investment company" or under the "control" of an "investment company" as such terms are defined under the Invest ment Company Act of 1940, as amended.

                  (viii) The statements contained in the Prospectus under the captions "The Eximbank Guaran tees", "Certain United States Federal Tax Consequences" and "ERISA Considerations," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                  (ix) Assuming the due authorization, execution and delivery thereof by Eximbank, the Eximbank Guarantee Agreement and the Guarantee Legend endorsed on the Promissory Note are enforce able against Eximbank in the United States Court of Claims, subject as to enforceability to general principles of equity (regardless of whether such en forcement is sought in a proceeding in equity or at law).

            Such counsel shall state that they are advised by the Commission that the Registration Statement was declared effective under the Act (specifying the time and date of such declaration), and, to the best of the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

            In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Depositor, the Borrower, Eximbank and the Underwriter at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel need not pass upon or assume responsibility for, the accuracy, com pleteness or fairness of the statements contained in the Registration Statement and the Prospectus and need not have made an independent check or verification thereof except for those made under the captions "The Eximbank Guarantees", "The Promissory Note", "The Promissory Notes", "The Credit Agreements", "Description of the Certificates", "The Liquidity Facility" and "The Liquidi ty Facilities" in the Prospectus insofar as they relate to provisions of the documents therein described and under the captions "The Eximbank Guarantees", "Certain United States Federal Tax Consequences" and "ERISA Considerations" in the Prospectus to the extent that they constitute matters of law or legal conclusions with respect thereto, such counsel shall state that, on the basis of the foregoing, no facts have come to the atten tion of such counsel that have led such counsel to be lieve that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need express no opinion or belief with respect to the financial statements, schedules and other financial information included in or excluded from the Registration Statement or the Prospectus or the exhibits to the Registration Statement.

            In rendering the opinions expressed above, such counsel may assume (i) the authenticity of all documents submitted to them as originals and the conformity to originals of all documents submitted to them as copies, (ii) that the signatures on all documents that they have examined are genuine, (iii) that the Declaration and the Credit Agreement constitute the legal, valid, binding and enforceable obligations of each party thereto other than the Depositor, and (iv) that the Eximbank Guarantee Agreement constitutes the legal, valid, binding and en forceable obligation of each party thereto other than Eximbank.

            In rendering the opinions set forth above, such counsel may limit their opinions to matters governed by the laws of the States of New York and the General Corporation Law of the State of Delaware and the United States of America to the extent specifically referred to there in.

            (e) The General Counsel of Eximbank, shall have delivered to the Trustee and the Underwriter an opinion, dated the Closing Date, to the effect that:

                  (i) Eximbank is a validly organized body corporate and agency of the United States of America for the purposes of this transaction with power and authority set forth in the Export-Import Bank Act of 1945, as amended, to enter into the Eximbank Guarantee Agreement in its capacity as guarantor of the principal of and interest on the Promissory Note, to endorse the Guarantee Legend on the Promissory Note and to issue Eximbank Payment Certificates with respect to the Promissory Note;

                  (ii) The Eximbank Guarantee Agreement has been duly and validly authorized, executed and delivered by Eximbank and constitutes a legal, valid and binding agreement of Eximbank;

                  (iii) The endorsement of the Guarantee Legend on the Promissory Note has been duly and validly authorized by Eximbank and such Guarantee Legend has been endorsed on the Promissory Note issued by the Borrower and Eximbank's Guarantee of payment of the principal of and interest on such Promissory Note will be a legal, valid and binding undertaking of Eximbank in accordance with the terms of the Eximbank Guarantee Agreement, and such Guarantee will be backed by the full faith and credit of the United States of America; and

                  (iv) The issuance of an Eximbank Payment Certificate with respect to the Promissory Note has been duly and validly authorized by Eximbank and, when such Eximbank Payment Certificate is issued by Eximbank pursuant to the terms of the Eximbank
      Guarantee Agreement, Eximbank's payment obligation on such Eximbank Payment Certificate will be a legal, valid and binding undertaking of Eximbank in accordance with its terms, and such payment obligation will be backed by the full faith and credit of the United
      States of America.

            (f) The Underwriter shall have received an opinion, dated the Closing Date, of Seward & Kissel, special counsel for the Trustee, to the effect that:

                  (i) The Trustee is a national banking association validly existing under the laws of the United States, and has the requisite power and authority to deliver, and to perform all of its obli gations under, the Declaration and the Liquidity
      Reimbursement Agreement.

                  (ii) The Declaration has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforce ability may be limited by bankruptcy, insolvency, receivership, conservatorship, liquidation, reorganization, moratorium or other similar laws affecting the enforcement of rights of creditors of national banking associations generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (iii) The Liquidity Reimbursement Agree ment has been duly authorized, executed and deliv ered by the Trustee and constitutes a legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservator ship, liquidation, reorganization, moratorium or other similar laws affecting the enforcement of rights of creditors of national banking associations generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (iv) The Certificates have been duly executed, authenticated and delivered by the Trust ee.

            In rendering the opinions set forth above, such counsel may limit their opinions to matters governed by the laws of the States of New York and the United States of America.

            (g) The Underwriter shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, special United States counsel for the Lender, to the effect that:

                  (i) The Lender is validly existing as a banking association organized under the laws of the United States, and has the power and authority (cor porate and other) to enter into, and to take all action required of it under the Transfer Agreement.

                  (ii) The Transfer Agreement has been duly authorized, executed and delivered by the Lender and constitute a valid and binding agreement of the Lender, enforceable against the Lender in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, liquidation, reorganization, mora torium or other similar laws affecting the enforcement of rights of creditors of national banking associations generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            In rendering the opinions set forth above, such counsel may limit their opinions to matters governed by the laws of the States of New York and the United States of America to the extent specifically referred to there in.

            (h) The Underwriter shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, special United States counsel for the Liquidity Provider, to the effect that:

                  (i) The Liquidity Provider is validly existing as a national banking association organized under the laws of the United States, and has the power and authority (corporate and other) to enter into, and to take all action required of it under, the Letter Agreement and the Liquidity Reimbursement Agreement.

                  (ii) The Liquidity Reimbursement Agree ment has been duly authorized, executed and delivered by the Liquidity Provider and constitutes a valid and binding agreement of the Liquidity Provid er, enforceable against the Liquidity Provider in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws now or hereafter in effect relating to rights of credi tors' of national banking associations generally, and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                  (iii) The execution, delivery and performance by the Liquidity Provider of the Liquidity Reimbursement Agreement do not contravene the articles of association or by-laws of the Liquidity Provider.

            In rendering the opinions set forth above, such counsel may limit their opinions to matters governed by the laws of the States of New York and the United States of America to the extent specifically referred to there in.

            (i) The Underwriter shall have received an opinion, dated the Closing Date, of Higgs & Johnson, spe cial Bahamas counsel for the Liquidity Provider, to the effect that:

            (i) Citibank, N.A. (the "Bank") is duly li censed by the appropriate governmental authority of the Bahamas to maintain a branch office in Nassau, Bahamas and is validly existing as a foreign banking organization under the laws of the Bahamas and has all the powers of a foreign branch as specified under the applicable banking law of the Bahamas (including, without limitation, the power to enter into and perform under liquidity facilities such as the Liquidity Reimbursement Agreement), and is autho rized to transact business in the Bahamas.

            (ii) To the best of the knowledge of such counsel, no authorization, consent or approval of or by Bahamian governmental authority is necessary for the execution, delivery and performance by the Bank of the Liquidity Reimbursement Agreement, except such authorizations, consents and approvals as are in full force and effect.

            In rendering the opinions set forth above, such counsel may limit their opinions to matters governed by the laws of the Bahamas.

            (j) The Underwriter shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Underwriter, with respect to the issuance and sale of the Certificates, the Registration Statement, the Prospectus, the Declaration, the Eximbank Guarantee Agreement and such other related matters as the Underwriter may reasonably require, and the Depositor shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass on such matters.

            (k) If any counsel specified above are re quired to deliver an opinion to Moody's Investors Ser vice, Inc. ("Moodys") or Standard & Poor's Ratings Group ("S&P") in connection with their rating of the Certificates, the Underwriter shall have received letters, dated the Closing Date, from such counsel stating that the Underwriter and the Borrower are authorized to rely on such opinions as though they were addressed to the Under writer and the Borrower.

            (l) The Certificates shall be rated "Aaa" by Moody's and "AAA" by S&P, and neither Moody's nor S&P shall have placed the Certificates under review with possible negative implications.

            (m) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affect ing the business or properties of the Trust or the Bor rower the effect of which, in any case referred to above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Certificates as contemplated by the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto).

            (n) The Depositor shall have furnished to the Underwriter a certificate of the Depositor, signed by its principal executive, financial or accounting officer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospec tus and this Agreement and that:

                  (i) the representations and warranties of the Depositor in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date (except to the extent they expressly relate to an earlier date) and the Depositor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of the Depositor's knowledge, threatened.

            (o) The Borrower shall have furnished to the Underwriter and the Depositor a certificate signed by its principal executive, financial or accounting officer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined this Agreement and the representations and warranties of the Borrower in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date (except to the extent they expressly relate to an earlier date) and the Borrower has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

            (p) On or before the Closing Date, the Under writer and the special counsel for the Underwriter shall have received such further certificates, documents or other information as they may have reasonably requested from the Borrower.

            If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and special counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such can cellation shall be given to the Trust, the Depositor and the Borrower in writing or by telephone, facsimile trans mission or telegraph confirmed in writing. The Depositor shall furnish to the Underwriter such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriter and special counsel for the Underwriter shall reasonably request.

            SECTION 8.  Indemnification and Contribution.

            (a) The Borrower agrees to indemnify and hold harmless the Underwriter, the Depositor, each of the directors of the Depositor, each of the officers of the Depositor who signed the Registration Statement and each person, if any, who controls the Underwriter or the Depositor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, the Depositor, such director, officer or such controlling person may become subject under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement filed with the Commission with respect to the Certificates or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Underwriter, the Depositor, each such director and officer and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof, provided, however, that the Borrower will be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto (a) under the captions entitled "The Promissory Note", the second paragraph of "Use of Proceeds", "The Liquidity Facility", "The Borrower", "Certain Foreign Taxes", "The Promissory Notes", "The Credit Agreements" or
"The Liquidity Facilities", or the corre sponding portions of any prospectus summary, or (b) in reliance upon and in conformity with written information furnished to the Depositor or the Underwriter by the Borrower specifically for use therein, and provided, fur ther, that the Borrower will not be liable to the Underwriter, any director, officer, employee or agent of the Underwriter or any person controlling the Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus if the person asserting any such loss, claim, damage or liability purchased Certificates from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Certificates to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act and the untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact, that is found to be or is alleged to be the basis of liability in such Preliminary Prospectus was corrected in the Prospectus as amended or supplemented. This indemnity agreement will be in addition to any liability which the Borrower may otherwise have. The Borrower will not, without the prior written consent of the Underwriter and the Depositor, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter, the Depositor, any director, officer of the Depositor or any person who controls such Underwriter or the Depositor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter, the Depositor, each such director, officer, employee and agent of such Underwriter and the Depositor, and each such controlling person from all liability arising from such claim, action, suit or proceeding.

            (b) The Underwriter will indemnify and hold harmless the Depositor, each of its directors and each of its officers who signed the Registration Statement, the Borrower and each person, if any, who controls the Depositor or the Borrower within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which either of the Depositor or the Borrower or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue state ment of any material fact contained in any registration statement filed with the Commission with respect to the Certificates or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supple ment thereto, or the omission or the alleged omission to state therein a material fact required to be stated in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the state ments therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor or the Borrower by the Underwriter specifically for use therein; and, sub ject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Depositor or the Borrower or any such director, officer or controlling person in connection with investigating or defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or
(b) above. In case any such action is brought against any indemnified party, and it notifies the indem nifying party of the commencement thereof, the indemnify ing party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or par ties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel ap pointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriter in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party (which consent shall not, in light of such action and the defenses available to the indemnified party, be unreasonably withheld), unless such indemnified party waived its rights under this Section 8 in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Certificates or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in con nection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Borrower on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting commissions but before deducting expenses) received by the Borrower in the form of the loan evidenced by the Promissory Note bear to the total underwriting discounts and commissions received by the Underwriter. There shall be no deemed benefits received by the Depositor. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omis sion to state a material fact relates to information supplied by the Borrower or the Underwriter, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. Each of the Borrower and the Underwriter agrees that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Underwriter shall not be obligated to make contributions hereunder that in the aggregate exceed the total offering price of the Certificates purchased by the Underwriter under this Agreement, less the aggregate amount of any damages that the Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudu lent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriter.

            SECTION 9. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Depositor, the directors and officers of the Depositor, the Borrower, and the Underwriter set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of either of the Depositor, the Borrower, the Underwriter, any of direc tors or officers of the Depositor or any controlling person referred to in Section 8 hereof, and (ii) delivery of and payment for the Certificates. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or can cellation of this Agreement.

            SECTION 10.  Termination.

            (a) This Agreement may be terminated in the sole discretion of the Underwriter by notice to the Depositor and the Borrower given prior to the delivery and payment for the Certificates, if at or prior to the delivery and payment for the Certificates:

                  (i) trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on such exchange;

                  (ii) a general banking moratorium shall have been declared by New York or United States authorities; or

                  (iii) there shall have been an outbreak or escalation of hostilities or any other calamity or crisis having an effect on the financial markets or the market for the Certificates and other similar securities that, in the sole judgment of the Under writer, makes it impracticable to proceed with the offering or the delivery of the Certificates as contemplated by the Registration Statement, as amended as of the date hereof.

            (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in Section 9 here of.

            SECTION 11. Information Supplied By Underwriter. The statements set forth in the last paragraph on the front cover page, the second paragraph on the inside cover page and the second, third and fourth sentences of the first paragraph, the second sentence of the second paragraph and the third, fifth and sixth paragraphs under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriter) constitute the only information fur nished by the Underwriter to the Depositor or the Borrower for the purposes of Sections 1(a)(ii) and 8 hereof. The Underwriter confirms that such statements under the heading "Underwriting" in the Prospectus (to such extent) are correct.

            SECTION 12. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be mailed or delivered (a) to the Depositor at:

            Citicorp North America, Inc.
            399 Park Avenue
            New York, New York 10043
            Attention:  Mark Rhodes, Esq.

with a copy to:

            Skadden, Arps, Slate, Meagher & Flom LLP
            919 Third Avenue
            New York, New York 10022
            Attention:  F. Eugene Hiigel, Esq.

or (b) to the Borrower at:

            Empresa Colombiana de Petroleos
            Santa Fe de Bogota, Colombia
            Attention: Felix Betancourt Aduen

with a copy to:

            Cleary, Gottlieb, Steen & Hamilton
            One Liberty Plaza
            New York, New York  10006
            Attention:  Roger Thomas, Esq.

or (c) to the Underwriter at:

            Citicorp Securities, Inc.
            399 Park Avenue, 6th Floor
            New York, New York 10043
            Attention:  Asset Securitization Unit

with a copy to:

            Citibank, N.A.
            399 Park Avenue
            New York, New York 10043
            Attention:  Richard Sider, Esq.
                              Vice President

            Any notice given hereunder may be made by telecopier, telephone or telegraph, but if so made shall be subsequently confirmed in writing.

            SECTION 13. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Underwriter, the Depositor, the Borrower and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Borrower contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Depositor and the officers of the Depositor who have signed the Registration Statement and any person or persons who control the Depositor or the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and (ii) the indemnities of the Underwriter contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Depositor and the officers of the Depositor who have signed the Registration Statement and any person or persons who control the Depositor or the Borrower within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act. No purchaser of Certificates from the Underwriter shall be deemed a successor because of such purchase.

            SECTION 14. Submission to Jurisdiction and Service of Process. The Borrower irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement, may be instituted in the United States of America in any federal or State court sitting in the State of New York and the Borrower, in respect of itself and its properties and revenues, irrevocably submits to the non-exclusive jurisdiction of these courts in any such action or proceeding. The Borrower irrevocably waives any objection it may have now or hereafter to the laying of venue of any such legal action or proceeding in any federal or State court sitting in the Borough of Manhattan of The City and State of New York and any claim that such legal action or proceeding has been brought in an inconvenient forum. The Borrower irrevocably appoints CT Corporation System,whose office is currently at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive on behalf of itself and its properties and revenues service of process in these jurisdictions in any such action or proceeding. The Borrower also irrevocably consents to such service upon it by the mailing of copies thereof by U.S. air mail or courier to the Borrower at its address set forth in Section 12 hereof. The foregoing provisions shall not limit the rights of the Underwriter to bring any such action or proceedings or to obtain execution on any judgment rendered in any such action or proceeding in any other appropriate jurisdiction or in any other manner provided by law. The Borrower agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Agreement, the Promissory Note or the Credit Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which judgment shall be conclusive evidence thereof and of the amount of its indebtedness, or by such other means provided by law. The Borrower represents and warrants that the courts of the Republic of Colombia would give effect to and enforce a judgment obtained outside the Republic of Colombia through a procedural system provied for under Colombian law known as "exequator" subject to the provisions of Article 693 of the Colombian Civil Procedure Code.

            SECTION 15. Waiver of Sovereign Immunity. The Borrower acknowledges and agrees that the activities contemplated by the provisions of this Agreement are commercial in nature rather than governmental or public, and therefore acknowledges and agrees that it is not entitled to any right of immunity on the grounds of sovereignty or otherwise with respect to such activities or in any legal action or proceeding arising out of or relating to this Agreement, in respect of itself and its properties and revenued, expressly and irrevocably waives any such right of immunity which may now or hereafter exist (including any immunity from any legal process, from the jurisdiction of any court or from any execution or attachment in aid of execution prior to judgment or otherwise) or claim thereto which may now or hereafter exist, and agrees not to assert any such right or claim in any such action or proceeding, whether in the United States of America or otherwise.

            SECTION 16. APPLICABLE LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS, EXCEPT THAT ALL MATTERS CONCERNING THE EXECUTION AND DELIVERY BY THE BORROWER OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF COLOMBIA.

            SECTION 17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Depositor and the Borrower a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter, the Depositor and the Borrower in accordance with its terms.

                              Very truly yours,

                              CITICORP NORTH AMERICA, INC.,
                              as Depositor


                              By:------------------------------------

                                  Name:
                                  Title:


                              EMPRESA COLOMBIANA DE PETROLEOS


                              By:------------------------------------

                                  Name:
                                  Title:


Confirmed and accepted as of the date first above written:

CITICORP SECURITIES, INC.


By: _________________________________
Name:
Title: